UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 19, 2023, Zymeworks Inc. (“Zymeworks”) and Jazz Pharmaceuticals plc (“Jazz”) released new data from an ongoing, open-label Phase 2 study (NCT03929666) evaluating zanidatamab in combination with chemotherapy as first-line treatment for patients with advanced HER2-expressing metastatic gastroesophageal adenocarcinoma (mGEA). The data were presented at the American Society of Clinical Oncology’s Gastrointestinal Cancers Symposium (ASCO GI).

The data demonstrated zanidatamab combined with standard chemotherapy is a highly active treatment regimen for first-line therapy for HER2-positive mGEA.

•

In 42 patients evaluable for overall survival (OS) receiving zanidatamab in combination with chemotherapy, the 18-month OS rate was 84% [95% CI: 68%, 93%], the 12-month OS rate was 88% [95% CI: 73%, 95%], and the median overall survival had not yet been reached (with 26.5 months median duration of study follow-up).

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Treatment with zanidatamab resulted in a confirmed objective response rate (cORR) of 79% [95% CI: 63-90%], a disease control rate (DCR) of 92% (95% CI: 79-98%), with three patients achieving complete response among 38 response-evaluable patients.

•

The median duration of response was 20.4 months (95% CI: 8.3-NE) with a median progression-free survival (mPFS) of 12.5 months (95% CI: 7.1-NE) with 17 patients having an ongoing response at the time of data cutoff.

•	The regimen was manageable, tolerable, and consistent with the observed safety profiles for other standard combination regimens for patients with locally advanced or metastatic HER2-positive GEA.

A total of 46 patients with mGEA were enrolled from 15 sites across the United States, Canada and South Korea, and patients were administered zanidatamab with physician’s choice of chemotherapy treatment (standard first-line combination therapy).

Data were presented in a poster session entitled Zanidatamab + Chemotherapy as First-Line Treatment for HER2-expressing Metastatic Gastroesophageal Adenocarcinoma (mGEA) during the American Society of Clinical Oncology’s Gastrointestinal Cancers Symposium (ASCO GI) taking place in San Francisco.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: January 19, 2023	By:	/s/ Neil Klompas
	Name: Title:	Neil Klompas President and Chief Operating Officer

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